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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

February 18, 2004
Date of Report (Date of earliest event reported)

DJ ORTHOPEDICS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16757 (Commission File Number)	33-0978270 (I.R.S. Employer Identification Number)
2985 Scott Street Vista, California (Address of principal executive offices)		92081 (Zip Code)

(800) 336-5690
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

        This Current Report on Form 8-K is filed by dj Orthopedics, Inc., a Delaware corporation (the "Company"), in connection with the matters described herein.

Item 5. Other Events and Required FD Disclosure.

        Attached as Exhibit 1.1 hereto and incorporated by reference herein is the Underwriting Agreement, dated February 18, 2004, by and among the Company, the selling stockholders named therein and J.P. Morgan Securities Inc. and Lehman Brothers Inc., as representatives of the several underwriters named in Schedule 1 thereto, relating to the public offering of 7,500,000 shares of the Company's common stock, par value $0.01 per share, pursuant to the Company's Registration Statements on Form S-3 (File Nos. 333-111465 and 333-112943).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

Exhibit No.	Document
1.1	Underwriting Agreement, dated February 18, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DJ ORTHOPEDICS, INC.
Date: February 19, 2004	BY:	/s/ LESLIE H. CROSS
Leslie H. Cross President and Chief Executive Officer (Principal Executive Officer)

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 18, 2004

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  Item 5. Other Events and Required FD Disclosure.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
Exhibit Index